Exhibit 99.1
June 30, 2009 Annual Shareholders Meeting

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Forward- looking statements include statements regarding our plans, objectives, goals, strategies, future events, capital expenditures, future results, our competitive strengths, our business strategy our industry trends and other statements regarding matters that are not historical facts. These statements often include words such as "may," "believe," "expect," "anticipate," "intend," "plan," "estimate," "goal," "suggest," "potential" or similar expressions. These statements are based on assumptions that we have made in light of our industry experience as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could cause actual results to differ materially from those suggested by forward-looking statements. These factors include our need for, and the availability of, substantial capital in the future to fund our operations and planned clinical trials; the timing of our product development and evaluation; the results of our preclinical and clinical trials; and other factors described in our filings with the U.S. Securities and Exchange Commission from time to time. You should not place undue reliance on forward-looking statements. You should keep in mind that any forward-looking statements made by us in this presentation speaks only as of the date of this presentation. We undertake no obligation to update any forward-looking statements, except as may be required by applicable law or regulation.

Introduction - Nicholas Landekic, President & CEO Finance - Edward Smith, V.P. Finance & CFO Market Opportunities - Gregory Ford, V.P. Business Development Drug Development - Bozena Korczak, V.P. Drug Development Clinical - Eric McAllister, V.P. Clinical Development & CMO Research - Richard Scott, Ph.D., V.P. Research Agenda

Nick Landekic, President & C.E.O. Introduction

Clinical progress Completed PMX-60056 heptagonist Phase 1A trial March Initiated PMX-30063 antibiotic Phase 1B trial in May Nine presentations at scientific conferences 5 presentations on antibiotic activity 3 presentations on tuberculosis activity 1 presentation on malaria activity Two grants/research contracts received $1.6 million DTRA, antimicrobials against biowarfare pathogens $923,000 NIH heptagonists These support 8 full time employees at PolyMedix 1H 2009 Accomplishments

Expanded Equity Analyst Research Coverage Emerging Growth Equities - Ray Myers Merriman Curhan Ford - Edward Nash Noble Financial - Brian McCarthy Increased Visibility Through Investor Conference Presentations Noble Small-Cap conference Noble Annual Capital Markets conference Roth Annual Healthcare conference Scientific Recognition Eric McAllister named by "R&D Directions" as 'One of the 9 most notable people in pharmaceutical R&D' 1H 2009 IR and Other Highlights

Actual PolyMedix direct costs to Phase 1 clinical data: PMX-30063 antibiotic - $14 million PMX-60056 heptagonist - $13 million Track Record of R&D Efficiency Testing Phase Mean Cost Preclinical $59.9 Phase I $32.3 Phase II $37.7 Phase III $96.1 Source DiMasi, J.A. and Grabowski, H.G. 2007 Direct costs of discovering a drug:

2009 Objectives Phase IA single dose PMX-30063 antibiotic - completed Dec 2008 Phase IA PMX-60056 heptagonist - completed Mar 2009 Phase IB multi-dose PMX-30063 - initiated May 2009 Initiate proof of concept Phase IB PMX-60056 PMX-30063 antibiotic Phase IB results PMX-60056 heptagonist Phase IB results Additional scientific presentations Potential - additional grants Potential - licensing deals Potential - financing

The past two years have been the most difficult capital markets environment in the history of biotechnology Over 1,000 micro-cap funds closed in past year Investor sentiment moved strongly to late-stage, near-term, lower- risk opportunities Developing drugs is the most difficult endeavor in commerce Long term High cost High risk Highly regulated But, potential for high returns Biotech industry fundamentals are incompatible with desires of many investors for quick returns and risk-averse environments 2008: Difficult Times

The Biotechnology Industry Organization meeting in Feb 2009 was a somber event 50% U.S. public biotech companies have less than 12 months of cash 25% have less than 6 months of cash U.S. Biotech companies raised 46% less money in 2008 vs. 2007 The NASDAQ Biotechnology Index (NBI) declined 18.3% in 1Q09 from 4Q 2008 starting levels G. Steven Burrill: "We will lose 100 biotech companies this year" Hard Times for Biotech Continue

PYMX 1-Year To Date Stock Performance: In-Line With Market Cap Peers Index is composed of 225 biotechnology/specialty pharma companies No delisting bias Acquisition prices are locked in No market cap bias Sorting was done based on market cap on 5/30/2008 There were a number of acquisitions and individual stocks with very high returns as a result of swine flu and other unexpected events. Market Cap Range Average 1-YTD Return $10B + -8.4% $5B + -9.6% $1B + -19.5% $500M + -18.2% $250M + -15.8% $100M + -21.4% PYMX: $40M -17.6% $250M-$1B -13.4% $100-$250M -29.7% $0-$200M -19.1% S&P -34.3% S&P Healthcare -19.5% Russell Healthcare -19.1% NBI -14.4% Average Return -17.8% Median Return -30.0% Source: Bloomberg data

PYMX 1-Year To Date Stock Performance: In-Line With Market Cap Peers Source: Bloomberg data Individual Stock Return Frequency PYMX

Source: David Moskowitz, Caris & Co. Enterprise Value for U.S. Public Biotech Companies • • Primary Fully Diluted PYMX

Approval Success Rates for New Chemical Entities (NCE's) Vary by Therapeutic Class Source: Tufts CSDD Impact Report, 8(3): May/June 2006

Clinical and Approval Times Vary Across Therapeutic Classes, 2000-06 Source: Tufts CSDD, 2007

Clinical Cost per Approved New Drug Vary by Therapeutic Category Source: DiMasi et al., Drug Information Journal, 2004; 38(3):211-23

Edward Smith, V.P. Finance & C.F.O. Finance

Financial Summary (in 000's) Cash burn rate is presently approximately $750K - $1 million per month Simple / straightforward capital structure - Common Stock No debt

Cash Runway Initiative Estimated Cost Description Phase 2 enabling activities $5-$6 million ($2.5 to $3.0 million for each PMX-30063 and PMX-60056) Manufacturing, packaging of clinical materials as well as additional animal studies needed to support Phase 2 Phase 2 - i.v. antibiotic $4.0 million Phase 2 - mono-therapy Phase 2 - Heptagonist $1.5 million Phase 2 Pilot Efficacy CABG study Phase 1B - LMWH Heptagonist $3.0 million Phase 1B study in healthy volunteers on LMWH Phase 2 - i.v. antibiotic $4.0 million Phase 2 - adjunctive therapy Other clinical and animal studies conducted during Phase 2 $3.0 million Drug interaction and Metabolism/Mass Balance clinical studies in patients along with additional Phase 3 / NDA enabling pre-clinical studies Estimate that current cash and investment balances fund Phase 1 development for both the PMX-30063 and PMX-60056 while providing cash reserves runway to mid 2010. Estimated prospective development costs beyond Phase 1 are: The above table contains forward-looking statements, which reflect only our current expectations and estimated projections. Actual studies, initiatives and costs will differ from our current expectations and are subject to many risks and uncertainties; including those risk factors outlined in our filings with the Securities and Exchange Commission. Additional studies, including certain drug interaction and pivotal trials, will need to be conducted in order to file a New Drug Application with the Food and Drug Administration.

Equity Line Why an Equity Line? Why Dutchess? What are the terms?

PolyMedix is currently not eligible to file a shelf registration statement Allows for access capital as and when PolyMedix deems appropriate No barriers to entry and exit of the facility Relatively low cost of capital No requirement to sell any shares and no shares ever sold under an established "floor price" Why an Equity Line?

Why Dutchess? Dutchess has > 20 years history with Equity Lines Over 100 Equity Lines transactions to-date Over $1 Billion in dollar volume since inception Superior terms; no toxic terms Company retains full control over: If and when to sell stock Minimum price per sale or put Arrangement may be cancelled by PYMX any time, for any reason

What are the Terms? $10 million may be put to Dutchess over 3-years, no minimum utilization No up front commitment fees, no cost to cancel Sales price equal to 95% of the average daily VWAP over the 5-day period following the put notice date No stock will be sold below an established floor price set by PolyMedix Dutchess to accept puts the greater of: $250,000 200% of 3-day ADV multiplied by 3-day average closing price

Gregory Ford, V.P. Business Development Market Opportunities

MRSA Infections (US Only) 1 William Jarvis, former acting director of the hospital infections program at CDC, Association for Professionals in Infection Control and Epidemiology Meeting, June 2005 "48,000 to 119,000 hospital patients a year may be dying from methicillin- resistant Staphylococcus aureus (MRSA) infections, far more than previously thought, the study suggests."1

CDC Update Date updated: June 15, 2009 National Center for Preparedness, Detection, and Control of Infectious Diseases

Resistant Bacterial Strains are Spreading Rapidly Resistant Bacterial Strains are Spreading Rapidly Infectious Disease Society of America (IDSA), July 2004 MRSA = methicillin-resistant Staphylococcus aureus VRE = Vancomycin-resistant enterococci FQRP = Fluoroquinolone-resistant Pseudomonas aeruginosa

Deaths from Hospital Acquired Infections 70% of all infections are resistant to at least one drug1 99,000 deaths due to HAI's estimated in 20022 1Association for Professionals in Infection Control and Epidemiology (APIC), Feb 2008; 2Public Health Reports Mar-April 2007 (2002 Estimate)

Infectious Diseases are #1 Cause of Death Percentage of all deaths Worldwide Medical need • 41% of global disease burden is due to infection (WHO, 2002) • Outside EU & US the disease burden from infection is greater than the total of all other therapy areas combined World Health Organization Data

Spellberg CID 2008, modified Total Approved Antibacterials: US

Development of Resistance 2003 Daptomycin 2004

US Hospital Injectable Antibiotic Sales Source: IMS, 2009 $ Billions

Specific US Injectable Product Sales

Estimated Worldwide Market for All Antibacterials $12.5 billion In 2007, US, Japan, France, Germany, Italy, Spain, and the UK (7 major markets) for community antibiotics $7.9 billion In 2006, total hospital market for antibacterials in major markets $29.1 billion Estimated worldwide market

Heparin and LMWH Markets

Heparin/Protamine Uses Protamine is approved to reverse UNFRACTIONATED HEPARIN only Approximately 2 million cardiothoracic surgeries worldwide per year1 Approximately 1 million cardiothoracic surgeries per year are performed in the USA1 Protamine is used in 100% of surgeries currently 1National Center for Health Statistics, National Hospital Discharge and Ambulatory Surgery Data

Serious Issues with Protamine "Adverse events associated with Protamine include both rate-related and non-rate-related hypotension, anaphylactic and anaphylactoid reactions, bradycardia, thrombocytopenia, leukopenia, decreased oxygen consumption, acute lung injury, pulmonary hypertension, and anticoagulant effects." 8th edition (March 28, 2006

LMWH uses Prophylaxis and treatment of deep vein thrombosis (DVT) Venous thromboembolism (VTE) prevention Extended treatment of symptomatic venous thromboembolism (VTE), deep vein thrombosis (DVT), and/or pulmonary embolism (PE) Unstable angina, myocardial infarction Reduce the recurrence of VTE in patients with cancer

Low Molecular Weight Heparin (LMWH) Market WW sales of $4 billion in 20061 (IMS/RDN Insight) 2008 sales of Lovenox(r) were $3.8 Billion2 Up to 20% may have clinically relevant bleeding episodes3 1% - 4% show serious life-threatening bleeding3 No approved reversing agent for LMWH 1IMS/RDN Insight, 9/2007; 2sanofi-aventis Annual Report, 2008 (conversion of €2.7 billion at 1 EUR = 1.39063 USD); 3Various studies

Bozena Korczak, V.P. Drug Development Drug Development

Every drug and biologic, before receiving approval for marketing in the United States, must undergo rigorous scientific testing and scrutiny to ensure it is safe and effective for its intended use. General Timeline for New Drug Development

General Clinical Trials Times and Costs Phase 1 Phase 2 Phase 3 NDA review 0.6-2.5 Phase 4 Years 1-1.5 2 3-3.5 NDA review 0.6-2.5 11-14 Test population 20-80 healthy volunteers 100-300 patients 1000-3000 patients NDA review 0.6-2.5 Purpose Determine safety and dosage Evaluate effectiveness, look for side effects Confirm effectiveness, monitor adverse reactions for long term use NDA review 0.6-2.5 Additional post-marketing testing Cost (mm) $32.3 $37.7 $96.1 NDA review 0.6-2.5

General IND/NDA Activities Chemistry, Manufacturing and Controls (CMC) Manufacture repeatedly and consistently the highest-quality drug substance and drug product. Toxicology Gather data to prove the compound is reasonably safe for use in clinical trials. Clinical Phase 1 trials: test if the drug is safe in humans and determine if it should move on to further development. In Phase 2 trials: evaluate drug effectiveness, plus optimal dose strength and schedules for using the drug, and the possible short- term side effects and risks associated with the drug. Phase 3 trials: generate statistically significant data about safety, efficacy and the overall benefit-risk relationship of the drug.

Enabling studies Clinical Phases NDA Every step in clinical development is preceded by process development in manufacturing of API; improvement in drug formulation; improvement in analytical and bio-analytical methods and additional toxicology studies. Ph 2 Ph 3 Ph1 Formulation Formulation Formulation CMC/TOX Toxicology Analytical Toxicology Analytical Toxicology Analytical Manufacturing Manufacturing Manufacturing

Ongoing Manufacturing Activities The revision and optimization of initial synthetic route to achieve: Minimization of synthetic and purification steps Increased purity of API (Active Pharmaceutical Ingredient) Feasibility of scale-up from gram, to kilogram and multi kilo scale Accessibility of readily available and cost-effective starting material Reduced cost of goods (COGS) Stability Identification and synthesis of impurities

General Tasks and Timelines to File IND

Additional Activities Needed Before Phase 2 For PMX-30063 and PMX-60056 Tasks PMX30063 PMX60056 CMC/Drug substance Further process development to improve yield and purity of final product Synthesis of 2.0-2.5 kg Timeline: 5 mos Process transfer to GMP facility Process development to simplify the process and to increase the purity of final product Synthesis of 1 kg Timeline: 9 mos CMC/Drug Product Further improvements to drug product stability Manufacturing of clinical supplies Labeling and distribution Timeline: 3 mos Modification of excipients Manufacturing of clinical supplies Labeling and distribution Timeline: 3 mos Toxicology Cardiac safety assessment Repeated dosing in rodent and non-rodent Timeline: 6 mos Genotoxicity Repeated dosing in rodent and non-rodent Cardiac safety Metabolism Timeline: 6 mos Timeline to initiation of Phase 2 clinical trial 8-9 mos 11-12 mos

Outside Service Providers Used by PolyMedix CMC-Drug Substance (3-6 CROs) Toxicology (4-8 CROs) Process development Acute & repeated dose Non-GMP manufacturing Safety Pharmacology GMP manufacturing Genotoxicity Analytical support Analytical Microbiology testing Shipment Bioanalytical (2 CROs) CMC-Drug Product (4-6 CROs) Phase 1 Clinical (1-3 CROs) Formulation development Clinical site Laboratory batch manufacturing Monitoring Clinical batch manufacturing Data Management Analytical support Sterility testing Shipment Clinical labeling

Eric McAllister, V.P. Clinical Development & C.M.O. Clinical

PMX-30063: Our Most Advanced Antimicrobial More than 22 subjects have been dosed so far Humans have received more than one dose The dose-limiting side effects seen to date are not serious Numbness or tingling in various body areas Not disabling Temporary They are not prominent at doses expected to be needed to fight bacteria We might expect to find safety as well as efficacy in our later human studies (Most other antimicrobial drugs are limited by serious side effects that can cause disability and/or harm.)

PMX-30063: Our Most Advanced Antimicrobial Plasma distribution and elimination pharmacokinetics are well- defined simple exponential functions As a result, modeling studies are simple and accurate We can design dosing regimens for maximum safety and expect a high degree of efficacy "Exposure" can be estimated quite accurately

Study PMX63-102: Part 1a 10 DAYS 5 Doses: One Every 48 Hours Group 1 N = 7 Subjects Dose Level 1 Group 2 N = 7 Subjects Dose Level 2 10 DAYS

Study PMX63-102: Part 1a EXPECTED DRUG LEVELS Above MIC for Staph aureus 1/8 of the time from the 2nd dose of 0.2 mg/kg once every 2 days MIC MIC

Study PMX63-102: Part 1b 5 DAYS 5 DAYS Etc. Group 1 N = 7 Subjects Dose Level 1 Group 2 N = 7 Subjects Dose Level 2 5 Doses: One Every 24 Hours (Continue Escalating Dose Until Limited Or Satisfied)

Study PMX63-102: Part 1b EXPECTED DRUG LEVELS Above MIC for Staph aureus 1/3 of the time from the 2nd dose of 0.2 mg/kg given once daily MIC MIC

Study PMX63-102: Part 1b EXPECTED DRUG LEVELS Above MIC for Staph aureus 100% of the time after 3rd dose of 0.4 mg/kg given once daily MIC MIC

Can allow fine-tuning of dose regimen in future development: Find best schedule for highest efficacy+lowest side effects Gain higher drug levels without raising dose, allowing treatment of other target infections Adding to the same study can markedly reduce cost 5 DAYS 5 DAYS Etc. Group 1 N = 7 Subjects Dose Level 1 Group 2 N = 7 Subjects Dose Level 2 (3 Levels In Projected Clinical Range) Study PMX63-102: Optional Part 2 10 Doses: One Every 12 Hours

Heptagonist - PMX-60056

The SINGLE-DOSE study was successfully completed, and has been extended with longer infusions GOALS: (for 10-minute infusions) Identify the side effects that will limit the dose that can be given Measure the time course of the drug in humans BOTH were fully met The EXTENSION: GOAL (for 20-minute and 30-minute infusions): Identify the side effects that will limit the dose given by slower infusions Heptagonist PMX-60056

Heptagonist PMX-60056 Blood pressure falls while the drug is being infused - as expected and seen in animal studies We expect that binding to heparin will prevent this effect Animals have been shown to handle the drug differently than humans This prevents animal studies from proving this important point LIMITING EFFECTS IDENTIFIED FOR DRUG ALONE WITH 10 MIN INFUSIONS Note: The drug is never intended to be used alone

Heptagonist PMX-60056 - Future Plans Several alternatives for human proof of concept: Phase 1b study to prove that our drug reverses therapeutic amounts of heparin, with ten-minute infusions Define exactly how much is needed Demonstrate rapid action and permanent effect Show that anti-coagulation can be re-started, if needed Phase 1b study with Low Molecular Weight Heparin (LMWH), with longer infusions Exactly the same objectives Totally different potential market Allows other possibilities Alliance with existing LMWH marketer; or, Gaining our own LMWH to develop in tandem; or, Continuing development as a reversal agent for all heparin surgeries and LMWH emergencies

Richard Scott, Ph.D., V.P. Research Research

Contracts and Grants - Approved Novel Therapeutics to Combat Biowarfare Pathogens; Contract Supporting Agency: Defense Threat Reduction Agency (DTRA) R&D Innovation Office Science and Technology New Initiatives Support: $1,600,000 (Yr. 1) Performance Period: 06/01/2009 - 05/31/2010 Goals: Devise more effective rapid-response countermeasures to biowarfare bacterial pathogens and other public health threats.

Contracts and Grants - Approved Development of biomimetic oligomers as anticoagulant antagonists; Phase II SBIR Supporting Agency: NIH/NHLBI Requested Support: $923,079.59 Performance Period: Pending; 2 year grant Goals: Identify discovery lead compound(s) suitable for development as antagonists to the anti-coagulation activities of LMWHs, including fondaparinux.

Contracts and Grants - In Process Antimicrobial - new agents for: Food borne pathogens Pathogens of military interest Tuberculosis Malaria Oral periodontitis C. difficile Drug-resistant biofilms Antimicrobial sutures Heparin-antagonists - computational design of new compounds

Tuberculosis: Global View 2.1 Billion people worldwide infected with TB 8-10 million newly reported cases each year 3.1 million people die each year Worldwide, TB is leading cause of death in: Women and the young AIDS patients Mycobacterium tuberculosis is the primary infectious agent Drug-resistance is a major issue Multi-drug resistant (MDR) and extensively-drug resistant (XDR) strains severely limit effectiveness of current therapies XDR TB resistant against virtually all TB drugs Man with MDR TB traveling to US via plane infected 13 of the 40 people in his immediate seating area XDR outbreak in Tugela Ferry, S. Africa, killed 52 of 53 infected people

AIDS-HIV/TB Connection TB is #1 killer of people with HIV ~30-50% AIDS deaths WW due to TB HIV/AIDS caused tripling of TB incidence since 1990 1980 - US goal for TB elimination in US=2010 1985 - HIV epidemic begins 2000 - Revised US goal TB 'elimination' >2040 Across Africa: Autopsies show 14%-54% undiagnosed TB in people w/ HIV TB accounts for > 25% of all hospital admissions Anti-TB therapy interferes with HIV therapy via drug interactions HIV exacerbates TB and TB therapy exacerbates HIV

Anti-TB Therapies Current therapies 2 to 4 drug cocktail, 6 to 9 month treatment course "Old" drugs; no new anti-TB therapies since 1965 Poor compliance promotes resistance Induce drug-metabolizing enzymes Treatment of MDR-TB can take 18-24 months Goals for new anti-TB drugs: Active against resistant strains Shorter course of treatment No interference with existing HIV therapies

PolyMedix Compounds Exhibit Anti-TB Activity Activity of selected PMX compounds in susceptibility assays (IC90) versus M. tuberculosis (H37Rv strain) and cytotoxicity assays (EC50) versus monkey VERO cells PMX compound IC90 (ug/ml) EC50 (ug/ml) SI (EC50/IC90) PMX10072 4.49 >300 >66.82 PMX10070 2.2 >300 >66 PMX30053 3.57 >100 >28

Rapid Time-Kill Against a TB surrogate bacteria Rapid time-kills for slow-growing Mycobacterium - important for anti-TB agent

Global malaria burden and the need for new therapies 2- 3 billion people exposed > 500 million infected 1 million deaths/yr Most children <3 - 5 yrs old P. falciparum most dangerous parasitic agent Resistance to current anti-malarials is common

P. Falciparum - Lifecycle and current therapies Current drugs Chloroquines and artemisinin Mechanism ill-defined but involve digestion of hemoglobin Novel therapies needed to combat resistance Small molecules, vaccines All small molecules under development target proteins Resistance likely

Anti-malaria Activities of PolyMedix Compounds Several compounds in different chemical series are potently active against P. falciparum

Rapid Time-kill for PolyMedix Compounds Parasite death evident by 9 hours post-treatment

Activity Against Drug Resistant Strains Demonstrated activity against P. falciparum strains with differing drug susceptibilities Active compounds are equally active against chloroquine-sensitive and resistant strains PMX compounds are not affected by resistance to chloroquine Act by a different mechanism of killing than chloroquine Chloroquine-S Chloroquine-R

Research Summary PMX compounds represent novel approach for anti-tuberculosis and anti-malaria therapeutics Membrane-target, unique mechanism of action Reduce risk for resistance development Promising activity within several structural series Actively pursuing funding from government and foundations to support preclinical development

Transmission Electron Microscopy of E. coli Treated with PolyMedix antibiotic Visible signs of blebbing at the E. coli membrane within 60 minutes

Wrap Up

Clinical progress Completed PMX-60056 heptagonist Phase 1A trial March Initiated PMX-30063 antibiotic Phase 1B trial in May Nine presentations at scientific conferences 5 presentations on antibiotic activity 3 presentations on tuberculosis activity 1 presentation on malaria activity Two grants/research contracts received $1.6 million DTRA, antimicrobials against biowarfare pathogens $923,000 NIH heptagonists These support 8 full time employees at PolyMedix 1H 2009 Accomplishments

Expanded Equity Analyst Research Coverage Emerging Growth Equities - Ray Myers Merriman Curhan Ford - Edward Nash Noble Financial - Brian McCarthy Increased Visibility Through Investor Conference Presentations Noble Small-Cap conference Noble Annual Capital Markets conference Roth Annual Healthcare conference Scientific Recognition Eric McAllister named by "R&D Directions" as 'One of the 9 most notable people in pharmaceutical R&D' 1H 2009 IR and Other Highlights

2009 Objectives Phase IA single dose PMX-30063 antibiotic - completed Dec 2008 Phase IA PMX-60056 heptagonist - completed Mar 2009 Phase IB multi-dose PMX-30063 - initiated May 2009 Initiate proof of concept Phase IB PMX-60056 PMX-30063 antibiotic Phase IB results PMX-60056 heptagonist Phase IB results Additional scientific presentations Potential - additional grants Potential - licensing deals Potential - financing

All potential activities in 2010 are dependent on successful progress in 2009, and on securing and timing of additional financing Phase II clinical trials PMX-30063 antibiotic Phase II clinical trials PMX-60056 heptagonist PMX-60056 clinical trial for LMWH reversal Licensing deals Additional grants Completion of DTRA biodefense project Scientific publications and presentations Phase III FDA discussions for PMX-30063 antibiotic Phase III FDA discussions for PMX-60056 heptagonist Financing Exchange listing Potential 2010 Objectives

June 30, 2009 Annual Shareholders Meeting